DEAN HELLER                       --------------------  Office Use
            Secretary of State                    Articles of       Only:

    [SEAL]  101 North Carson Street, Suite 3     Incorporation
            Carson City, Nevada 89701-4786
            (775) 684-5708                    (PURSUANT TO NRS 78)
                                              --------------------
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             Important: Read attached instructions before completing form.
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1. Name of Corporation:

                             TDT DEVELOPMENT, INC.
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2. Resident Agent Name
   and Street Address:
   (must be a Nevada address
   where process may be served)

National Corporate Research, Ltd.
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Name

202 South Minnesota Street, Carson City                 , NEVADA  89703
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Street Address                 City                                Zip Code
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3. Shares:
   (number of shares
   corporation
   authorized to issue)

Number of shares                                     Number of shares
with par value:  25,000,000     Par Value: $.0001    without par value: 0 (none)
                ---------------            ------                      ---------
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4. Names, Addresses,
   Number of Board of
   Directors/Trustees:

The First Board of Directors/Trustees shall consist of three members whose names
and addresses are as follows:                          -----

1. Pietro Bortolatti
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Name

   1844 SW 16th Terrace                       Miami       ,    FL       33145
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Street Address                                City            State     Zip Code

2. Tiziana Di Rocco
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Name

   1844 SW 16th Terrace                       Miami       ,    FL       33145
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Street Address                                City            State     Zip Code

3. David Rector
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Name

   1640 Terrace Way                       Walnut Creek    ,    CA       94596
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Street Address                                City            State     Zip Code

4.
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Name

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Street Address                                City            State     Zip Code
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5. Purpose:
   (optional-see intstructions)

The Purpose of this Corporation shall be:

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6. Other Matters:
   (see instructions)

Number of additional pages attached: ___
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7. Names, addresses
   and Signatures of
   Incorporators:
   (attach additional pages if
   there are more than 2
   incorporators).


Kevin P. Barrett
Kaplan Gottbetter & Levenson, LLP       /s/ Kevin P. Barrett
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Name                                    Signature

630 Third Avenue                            New York           NY       10017
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Street Address                                City            State     Zip Code

---------------------------------       ----------------------------------------
Name                                    Signature

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Street Address                                City            State     Zip Code
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8. Certificate of
   Acceptance of
   Appointment of
   Resident Agent:

I, National Corporate Research, Ltd. hereby accept appointment as Resident Agent
   --------------------------------- for the above named corporation.


/s/ John L. Morrissey                                       9/8/00
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Signature of Resident Agent John L. Morrissey, AVP        Date
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This form must be accompanied by appropriate fees. See attached fee schedule.

                                   Nevada Secretary of State Form CORPART1999.01
                                                            Revised on: 03/06/00